UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2022

Gates Industrial Corporation plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	Not Applicable
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1144 Fifteenth Street, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

(303) 744-1911

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	GTES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 24, 2022, certain selling shareholders (the “Selling Shareholders”) of Gates Industrial Corporation plc (the “Company”), the Company and Citigroup Global Markets Inc. (“Citigroup”) entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Shareholders agreed to sell to Citigroup 5,000,000 ordinary shares, par value $0.01 per share, of the Company at a price of $15.14 per ordinary share (the “Offering”). Pursuant to the Underwriting Agreement, the Selling Shareholders also granted Citigroup a 30-day option to purchase up to 750,000 additional ordinary shares, which option was exercised in full on March 25, 2022. The offering, including the shares sold pursuant to Citigroup’s option, is expected to close on March 30, 2022, subject to customary closing conditions. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company will not receive any of the proceeds from the sale of the ordinary shares being offered by the Selling Shareholders, but will bear certain expenses incident to the offering (excluding underwriting discounts and commissions).

In addition, as previously announced, pursuant to a share repurchase contract the Company entered into with Citigroup, the Company has agreed to repurchase 8,000,000 ordinary shares at a price of $15.14 per ordinary share and has advised Citigroup to purchase such shares from the Selling Shareholders. The share repurchase is expected to close promptly following the Offering and is conditioned upon the closing of the Offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 24, 2022, by and among the Company, the Selling Shareholders and Citigroup Global Markets Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC

By:	/s/ L. Brooks Mallard
	Name:	L. Brooks Mallard
	Title:	Chief Financial Officer

Date: March 29, 2022